                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of F.N.B. Corporation (the "Corporation") and the several undersigned officers and directors thereof whose signatures appear below, hereby makes, constitutes and appoints Gary L. Tice and Thomas E. Fahey, and each of them, its or his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for it or him and in its or his name, place and stead, in any and all capacities, to sign the following registration statements of the Corporation to be filed with the Securities and Exchange Commission (the "Commission"), together with any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof:
(i) registration statement on Form S-3 relating to the offer and sale of up to 2,000,000 shares of the Corporation's common stock pursuant to the Corporation's Divided Reinvestment and Direct Stock Purchase Plan; (ii) registration statement on Form S-8 relating to the offer and sale of up to 2,000,000 shares of the Corporation's common stock pursuant to the Corporation's 401(k) Plan and registration of the offer and sale of interests in such 401(k) Plan; and (iii) registration statement on Form S-8 relating to the offer and sale of up to 35,000 shares of the Corporation's common stock pursuant to the 401(k) Plan of Roger Bouchard Insurance, Inc. and registration of the offer and sale of interests in such 401(k) Plan.

         IN WITNESS WHEREOF, F.N.B. Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors of F.N.B. Corporation in the capacity or capacities noted has hereunto set his hand as of the date indicated below. This power of attorney may be executed in counterparts which, when taken together, shall constitute a single original thereof.

                         F.N.B. CORPORATION

                         By: /s/ Gary L. Tice
                           ----------------------------------------------------
                            Gary L. Tice, President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been signed below by the following persons in the following capacities on the dates indicated.

                    Signature                                         Title                           Date
                    ---------                                         -----                           ----
/s/ Peter Mortensen                                          Chairman of the Board                July 11, 2002
--------------------------------------------------
       Peter Mortensen

/s/ Gary L. Tice                                           President, Chief Executive             July 11, 2002
--------------------------------------------------           Officer and Director
       Gary L. Tice

/s/ Stephen J. Gurgovits                                          Vice Chairman                   July 11, 2002
--------------------------------------------------
       Stephen J. Gurgovits

/s/ Thomas E. Fahey                                    Executive Vice President and Chief         July 11, 2002
--------------------------------------------------       Financial Officer (Principal
       Thomas E. Fahey                                 Financial and Accounting Officer)

/s/ G. Scott Baton                                                  Director                      July 11, 2002
--------------------------------------------------
          G. Scott Baton

/s/ Alan C. Bomstein                                                Director                      July 11, 2002
--------------------------------------------------
          Alan C. Bomstein

/s/ William B. Campbell                                             Director                      July 11, 2002
--------------------------------------------------
       William B. Campbell

/s/ Charles T. Cricks                                               Director                      July 11, 2002
--------------------------------------------------
       Charles T. Cricks

--------------------------------------------------
       Henry M. Ekker                                               Director


/s/ James S. Lindsay                                                Director                      July 11, 2002
--------------------------------------------------
       James S. Lindsay

/s/ Edward J. Mace                                                  Director                      July 11, 2002
--------------------------------------------------
       Edward J. Mace

/s/ Harry F. Radcliffe                                              Director                      July 11, 2002
--------------------------------------------------
          Harry F. Radcliffe

/s/ William J. Strimbu                                              Director                      July 11, 2002
--------------------------------------------------
       William J. Strimbu

/s/ Earl K. Wahl, Jr.                                               Director                      July 11, 2002
--------------------------------------------------
       Earl K. Wahl, Jr.

/s/ Archie O. Wallace                                               Director                      July 11, 2002
--------------------------------------------------
       Archie O. Wallace

/s/ R. Benjamin Wiley                                               Director                      July 11, 2002
--------------------------------------------------
       R. Benjamin Wiley